UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2015

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 4, 2015, Mr. John M. Lusk, Executive Vice President – Investment Management of Franklin Resources, Inc. and a named executive officer of the company, informed the company of his intention to retire effective March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: August 5, 2015	/s/ Craig S. Tyle
Name: Craig S. Tyle Title: Executive Vice President and General Counsel